Gulf South Bank Conference Gulf South Bank Conference May 2011 May 2011 Exhibit 99.1

Safe Harbor And 425 Language
Safe Harbor And 425 Language
Statements contained in this presentation which are not historical facts and which pertain to future operating results of IBERIABANK Corporation and its subsidiaries constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties.  Actual results may differ materially from the results discussed in these forward-looking statements.  Factors that might cause such a difference include, but are not limited to, those discussed in the Company’s periodic filings with the SEC.
In connection with the proposed mergers, IBERIABANK Corporation has filed Registration
Statements on Form S-4 that contain a proxy statement/prospectus. INVESTORS AND SECURITY HOLDERS ARE
URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED
TRANSACTIONS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
Investors and security holders may obtain a free copy of the proxy statement/prospectus (when it is available)
and other documents containing information about IBERIABANK Corporation, Cameron Bancshares, Inc. and
OMNI BANCSHARES Inc., without charge, at the SEC's web site at http://www.sec.gov. Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus may also be obtained for free from the IBERIABANK Corporation website,
www.iberiabank.com,
under the heading “Investor Information”.
This communication is not an offer to purchase shares of Cameron Bancshares, Inc. common stock or OMNI BANCSHARES, Inc. common stock, nor is it an offer to sell shares of IBERIABANK Corporation common stock which may be issued in either proposed merger.  Any issuance of IBERIABANK Corporation common stock in either proposed merger would have to be registered under the Securities Act of 1933, as amended, and such
IBERIABANK Corporation common stock would be offered only by means of a prospectus complying with the Act.

Company Company Overview Overview

•
Headquartered In Lafayette, Louisiana
•
Since 1887 – 2
nd
Oldest & 2
nd
Largest LA-Based Bank
•
Approximately $10 Billion in Assets
•
Market Cap of Approximately $1.6 Billion
•
Relatively Strong Asset Quality Measures
•
Conservative and We Don’t Cut Corners
•
Minimize Loan Concentrations
•
Core Funded
•
Balanced From An Interest Rate Risk Position
•
Large Fee-Based Businesses
•
Completed Five FDIC-Assisted Transactions
•
Announced Two Live-Bank Deals
•
Operations in 12 States
Summary
IBKC Overview
IBKC Overview

A Few Recent
Activities
IBKC Overview
IBKC Overview

1Q08
Company Reached $5 Billion in Assets
Capital - Issued $7 Million in Trust Preferred
2Q08
FDIC - Acquired ANB (Bentonville, AR)
3Q08
Capital - Issued $90 Million in TARP Preferred Stock
4Q08
Capital - Issued $110 Million in Common Stock
Added Teams in Mobile, New Orleans and Houston
1Q09
Capital - First in the U.S. To Pay Back TARP Preferred Stock
Capital - Second in the U.S. To Buy Back TARP Warrants
2Q09
Pulaski Bank & Trust Becomes IBERIABANK fsb
FDIC - Acquired CapitalSouth Bank (Birmingham, AL)
3Q09
Added Team In Birmingham
Capital - Issued $165 Million in Common Stock
4Q09
FDIC - Acquired Orion Bank (Naples, FL) And Century Bank (Sarasota, FL)
Converted Systems For CapitalSouth Bank
1Q10
Capital - Issued $329 Million in Common Stock
Reported Insignificant Exposure to Deepwater Horizon Event in Gulf Of Mexico
2Q10
Converted Systems For Orion Bank And Century Bank
Company Reached $10 Billion in Assets
3Q10
FDIC - Acquired Sterling Bank (Lantana, FL)
Converted Systems For Sterling Bank
4Q10
Launched IBERIA Capital Partners And IBERIA Wealth Advisors
Merged And Converted IBERIABANK fsb
1Q11
Announced Acquisition of OMNI BANCSHARES, Inc. (Metairie, LA)
Announced Asset Acquisition of Florida Trust Company (Naples/Ft. Lauderdale, FL)
Announced Acquisition of Cameron Bancshares, Inc. (Lake Charles, LA)

6 IBKC Overview IBKC Overview Our Locations

Daryl G. Byrd
President and CEO
Beth A. Ardoin, EVP
Director of Communications
Resides in Lafayette, LA
Indicates cities in which our  members of Senior Management (Market Presidents,
Executive Vice Presidents, etc.) have resided/worked.
Resides in Greensboro, GA
James B. Gburek, EVP
Chief Risk Officer
IBKC Overview
IBKC Overview
Where We Lived & Worked
Albuquerque, NM
Annapolis, MD
Boston, MA
Buffalo, NY
Charlottetown,
PE, Canada
Chennai, India
Columbus, OH
Detroit, MI
Flint, MI
Hartford, CT
Indianapolis, IN
Experience in Additional Cities:
Las Vegas, NV
Mansfield, PA
Morris Plains, NJ
Pittsburgh,  PA
Phoenix, AZ
San Diego, CA
Scottsdale, AZ
Wilmington, DE
Resides in Greensboro, NC
Gregg Strader, EVP
Chief Credit Officer
Resides in Raleigh, NC
John R. Davis, SEVP
Director of Financial Strategy and Mortgage
Broad Experience Throughout
Southeastern U.S.
George J. Becker III, EVP
Director of Corporate Operations
Barry J. Berthelot, EVP
Director of Organizational Development
Resides in New Orleans, LA
Michael J. Brown, VC
Chief Operating Officer
Jefferson G. Parker, VC
Manager of Brokerage, Trust,
and Wealth and Management
Anthony J. Restel, SEVP
Chief Financial Officer
Robert B. Worley
General Counsel
Indicates cities in which our 11 members of Executive Management have resided/worked

MSA Unemployment Rates
IBKC Overview
IBKC Overview
•
Our Legacy
Markets
Retain Some
Of The
Lowest
Rates of
Unemploy-
ment  In The
U.S.
•
Acquired
Markets
Have Some
Of The
Highest
Rates
Source: U.S. Bureau of Labor Statistics, February 2011 Data.

Ranking 372 U.S. MSAs
February 2011 Unemployment Rates (Red)
Dashed: Dec 2010, Feb 2010,
Feb - 2010
Feb - 2011
Dec - 2010

Organic Growth And Recruiting
•
Memphis
•
Mobile
•
Houston
•
Birmingham
IBKC Overview
IBKC Overview
•
New Orleans
•
Lafayette
•
Jonesboro
•
Sarasota
•
Naples
•
Montgomery
•
Birmingham
•
Auburn
•
Columbus
•
Idaho Falls
•
Tampa
•
Ft. Myers
•
Sarasota
•
Deland, FL
Commercial
Banking Teams
Formed In:
Commercial/
Retail Recruits
Added In:
Mortgage
Origination Teams
Formed In:
•
Built Iberia Capital Partners
•
Commenced Operation in 3Q10
•
25 Professionals based in New Orleans

Asset Quality Asset Quality

Loan Portfolio Diversification
Asset Quality
Asset Quality
•
$6.1 Billion Loan
Portfolio
•
Acquired $2.6
Billion Of
Gross Loans In
FDIC-Assisted
Acquisitions
Covered Under
Loss Share
Agreements
Note: Loans Net of  Purchase Discounts at March 31, 2011
11

Nonperforming Assets Low And Stable
Asset Quality
Asset Quality
•
$913 Million
in NPAs, But
$835 Million
Covered
Under FDIC
Loss Share
•
Legacy TDRs
Total Only
$23 Million
* Excludes FDIC Covered Assets.
•
25% Of
Loans Are
FDIC Covered
Assets
12
IBERIABANK
Corporation
1.01%
AVG GULF
SOUTH PEERS
4.02%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
Dec-
99
Dec-
00
Dec-
01
Dec-
02
Dec-
03
Dec-
04
Dec-
05
Dec-
06
Dec-
07
Dec-
08
Dec-
09
Dec-

Mar-

Nonperforming Assets to Total Assets
IBERIABANK Corporation
AVG GULF SOUTH PEERS

Loans Past Due Remain Tempered
Asset Quality
Asset Quality
* Excludes FDIC Covered Assets.

IBERIABANK
Corporation
1.65%
AVG GULF SOUTH
PEERS
7.91%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
8.00%
9.00%
Dec-
99
Dec-
00
Dec-
01
Dec-
02
Dec-
03
Dec-
04
Dec-
05
Dec-
06
Dec-
07
Dec-
08
Dec-
09
Dec-
10
Mar-
11
Loans Past Due 30+ Days (Including Non-accruals) to Total Loans
IBERIABANK Corporation
AVG GULF SOUTH PEERS

Modest Net Charge-Offs
Asset Quality
Asset Quality
* Excludes FDIC Covered Assets.

IBERIABANK
Corporation
-0.06%
AVG GULF
SOUTH PEERS
1.30%
-0.20%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
Dec-
99
Dec-
00
Dec-
01
Dec-
02
Dec-
03
Dec-
04
Dec-
05
Dec-
06
Dec-
07
Dec-
08
Dec-
09
Dec-
10
Mar-
11
Net Charge -Offs to Average Loans
IBERIABANK Corporation
AVG GULF SOUTH PEERS

Financials Financials

2010 Summary
•
Revenues Up 48%*
•
EPS Down (-78%)
•
Stable Dividends
•
Share Price Up 10%
•
Assets Up 3%
•
Deposits Up 5%
•
Market Cap Up 43%
•
BV Per Share Up 5%
•
Tangible BVS Up 14%
Financials
Financials
1Q11 vs. 4Q10
•
Revenues Down 3%
•
EPS Up 12%
•
Stable Dividends
•
Share Price Up 2%
•
Assets Down 1%
•
Deposits Down 1%
•
Market Cap Up 2%
•
BV Per Share Up 0%
•
Tangible BVS Up 1%
* Excludes gains on acquisitions

Solid Organic Loan Growth
Financials
Financials
•
$223 Million
Organic Loan
Growth Since
2009 (+7%)
•
Counter To
Industry
Trends

0%
10%
20%
30%
40%
50%
60%
Data Indexed at 12/31/2006
Organic Loan Growth
December 2006 - March 2011
IBERIABANK Corporation
U.S. Commercial Banks
IBKC data based on organic growth - excluding one-time impact of acquisitions

Organic Deposit Growth
Financials
Financials
•
$797 Million
Since 2008
(+28%)
•
$253 Million
Since 2009
2010 (+8%)

0%
10%
20%
30%
40%
50%
60%
Data Indexed at 12/31/2006
Organic Loan Growth
December 2006 - December 2010
IBERIABANK Corporation
U.S. Commercial Banks
IBKC data based on organic growth - excluding one-time impact of acquisitions

Deposit Portfolio Diversification
Financials
Financials
•
Balanced And
Diverse Deposit
Portfolio
•
Average Cost Of
Interest-Bearing
Deposits Was
1.10% In 1Q11,
Down 10 Bps
Versus 4Q10
(March 2011 was
1.07%)
Note: Deposits Net of  Purchase Discounts at March 31, 2011
•
Paid Down
Borrowings

Louisiana
48.1%
Alabama
5.7%
Florida
30.0%
Arkansas
12.5%
Tennessee
1.8%
Texas
1.9%

Excess Liquidity
Financials
Financials
•
Excess Liquidity:
•
Negatively
Impacted Margin
Until Fully
Deployed
1Q10:  $543 Million
2Q10:  $1.1 Billion
3Q10:  $1.0 Billion
4Q10:  $616 Million
1Q11:  $217 Million
•
Driven By FDIC-
Related Cash,
Capital Raise,
Deposit Flows
Source: SNL

IBERIABANK
Corporation
25.6%
AVG GULF
SOUTH PEERS
17.1%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
Dec-
99
Dec-
00
Dec-
01
Dec-
02
Dec-
03
Dec-
04
Dec-
05
Dec-
06
Dec-
07
Dec-
08
Dec-
09
Dec-
10
Mar-
11
Liquidity Ratio
IBERIABANK Corporation
AVG GULF SOUTH PEERS

Interest Rate Risk –Asset Sensitive
Financials
Financials
Source: Bancware at June 30, 2010, September 30, 2010, December 31, 2010 and March 31, 2011

6/30/10
Consolidated
9/30/10
Consolidated
12/31/10
Consolidated
3/31/11
Consolidated
6/30/10
Consolidated
9/30/10 12/31/10
Consolidated
3/31/11
Consolidated
+200 bps
20.4% 12.2% 2.3% 1.5% 1.4% 0.8% -3.6% -3.8%
+100 bps
10.0% 5.7% 0.8% 0.4% 2.4% 3.5% -0.7% -1.1%
Base Case
0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0%
-100 bps
-1.6% -0.6% 0.4% 0.3% -5.7% -3.2% -3.1% -2.9%
-200 bps
-2.2% 1.1% -0.7% 0.1% -9.8% -5.7% -13.1% -12.3%
Blue Chip
2.0% -0.1% -0.2% 0.0% -0.7% 6.8% 1.7% -0.5%
Forward Curve
1.2% 0.1% 0.1% 0.1% 0.7% 3.5% 0.5% -0.7%
Change in Net Interest Income Change in Economic Value of Equity
Consolidated

Service Charges/Revenues
Financials
Financials

•
Less Reliance On
Service Charge
Income And
Consumer Fees
Than Peers
•
77% Of Eligible
Accounts With
Overdraft Activity
Have Opted-In To
Overdraft Services
(Reg-E)
0.0% 5.0% 10.0% 15.0% 20.0% 25.0%
TIBB
EBTX
PBIB
IBKC
WTNY
CSFL
UCBI
SBCF
PFBX
FSGI
HOMB
TRMK
BXS
HBHC
SFNC
FMFC
RNST
SBSI
MSL
CCBG
OZRK
IBKC = 5.2%
Source: SNL Data as of most recent quarter
Non-Interest Income Excludes Gains on Acquisitions and Investment Sales

Acquisitions Acquisitions

New Charters, Acquisitions & Failures
Acquisitions
Acquisitions
•
New Charters
And Mergers
Have Dropped
•
Outpost Sales
Are Spotty
•
FDIC Sales Are
Steady, But
Well Below
Prior Cycle
•
Many More To
Come
Source: FDIC And OTS. – data through December 31, 2010

(1,200)
(1,000)
(800)
(600)
(400)
(200)
-
200
400
Failures & Others
Mergers
New Charters

Summary of Our FDIC-Assisted Acquisitions
•
Total Assets of $4.2 Billion
•
Total Deposits of $3.4 Billion
•
Deposits Assumed at a Discount of $39 Million
•
Gross Loans of $2.5 Billion
•
Loans Purchased at a $515 Million Discount
•
Loans Come With FDIC Loss Share Protection
•
Pre-Tax Gain of $231 Million
•
50 Offices in 9 MSAs in Alabama & Florida
•
Fixed Assets /Owned Property at Appraised Value
Acquisitions
Acquisitions

OMNI BANCSHARES, Inc.
•
Announced February 22, 2011
•
Adds 14 branches – nearly doubles branches
and market share in New Orleans MSA
•
Complementary client base – enhances
ability to compete and capitalize on current
market dislocation
•
Total Loans:  $525 million
•
Total Assets:  $735 million
•
Total Deposits:  $646 million
•
Total Equity: $31 million plus $15 million TRP
•
Total deal value of $40 million plus assume
$24 million in trust preferred and HC debt
•
B/T credit mark of $51 million (9% of loans)
•
Price / Tangible Book: 1.3x
•
Core Deposit Premium:  1.8%
•
Adjusted Core Deposit Premium:  6.2%
•
Accretive to EPS
•
Slightly dilutive to TVBS
•
High teens IRR
Non-FDIC Acquisitions
Non-FDIC Acquisitions

IBERIABANK Branches
OMNI Branches

Cameron Bancshares, Inc.
Non-FDIC Acquisitions
Non-FDIC Acquisitions

Cameron Branches
•
Announced March 11, 2011
•
Adds 22 branches in Lake Charles MSA
•
Attractive, established client base
including a favorable small business and
retail client mix
•
Total Loans:  $408 million
•
Total Assets:  $706 million
•
Total Deposits:  $575 million
•
Total Equity:  $77 million
•
Total deal value of $133 million
•
Includes $25 million, pre-tax credit mark
(6% of loans)
•
Price / Tangible Book: 1.7x
•
Core Deposit Premium:  13.4%
•
Adjusted Core Deposit Premium:  12.3%
•
Accretive to EPS
•
Slightly dilutive to TVBS
•
IRR in excess of 20%

Summary
•
Total Assets of $1.4 Billion (+14%)
•
Securities of $0.3 Billion (+12%)
•
Total Loans of $0.9 Billion (+15%)
•
Total Deposits of $1.2 Billion (+15%)
•
Shareholders Equity of $0.1 Billion (+8%)
•
36 Offices in 3 MSAs in Louisiana (+25%)
•
497 Employees (+23%)
Non-FDIC Acquisitions
Non-FDIC Acquisitions
28 Data as of December 31, 2010

Non-FDIC Acquisitions
Non-FDIC Acquisitions
Pro Forma Balance Sheet And Capital Ratios

Pro Forma
IBKC OMNI Cameron As of
Stand Alone Stand Alone Stand Alone 12/31/10
Cash & Equivalents 338 55 25 353
Securities 2,089 91 230 2,411
Gross Loans 6,119 525 408 7,009
Reserves (136) (8) (5) (136)
Net Loans 5,983 517 403 6,873
Goodwill 234 - - 323
Identifiable Intangibles 30 - - 36
Other Asset 1,352 71 47 1,486
Total Assets 10,027 735 706 11,481
Deposits 7,915 645 575 9,135
Borrowings 653 57 48 710
Other Liabilities 156 2 6 163
Total Liabilities 8,723 704 628 10,007
Non-Controlling Interests - - - -
Preferred Equity - - - -
Common Equity 1,303 31 77 1,474
Total Liabilities & Equity 10,027 735 706 11,481
Tangible Common Equity 1,040 31 77 1,115
Tangible Assets 9,763 735 706 11,122
TCE/TA 10.65% 4.23% 10.96% 10.03%
Tangible Book Value per Share $38.68 $14.72 $112.34 $37.15
Tier 1 Leverage 11.24% 5.72% 10.96% 10.66%
Tier 1 RBC 18.48% 7.75% 16.35% 17.05%
Total Risk Based 19.74% 9.86% 17.53% 18.36%
At December 31, 2010

Summary Summary

-100%
0%
100%
200%
300%
400%
500%
600%
10 Year Total Cumulative Return %
Publicly Traded BHCs in AL, AR, FL, GA, LA, MS, NC, SC, TN, TX
Shareholder Returns Over Last 10 Years
Summary
Summary
•
Dividends Per
Share of $1.36 in
2010 vs. $0.53 in
2000 (+156%)
•
Share Price Up
215% Between
1Q01 and 1Q11
Source: SNL and Bloomberg
7
th
Highest Total
Return To
Shareholders Over
The 10 Years Ended
March 31, 2011 of
176 Publicly Traded
Bank Holding
Companies
IBKC = 296%

3-Year Total Return
Summary
Summary
Source: SNL on May 6, 2011
•
Outperformed
During A Very
Tumultuous
Time Period
•
Driven By Our
Very Unique
Position And
Opportunities

-70% -60% -50% -40% -30% -20% -10% 0% 10% 20%
Southeast Banks
Micro Cap Banks
Banks < $250M
Mid Cap Banks
TARP Participants
S&P Bank
Banks < $500M
Banks > $10B
Banks $250M-$500M
S&P Financials
Banks
KBW Bank
Banks $1B-$5B
Large Cap Banks
Midwest Banks
Mid-Atlantic Banks
Banks $500M-$1B
Small Cap Banks
Banks $5B-$10B
New England Banks
All Financial Institutions
NASDAQ Bank
NASDAQ Finl
Southwest Banks
Western Banks
NYSE
S&P 500
Russell 3000
NASDAQ
Russell 2000
IBERIABANK Corporation
S&P Mid-Cap
S&P Small-Cap
+15%

Summary
Summary
Over The Past Three Years….
Over The Past Three Years….
Total Revenues Of $1.2 Billion
Earned $243 Million; $13.26 EPS
Paid $76 Million In Dividends, Or
$4.08 Per Share (31% Payout)
Improved Asset Quality And
Capital Strength
Added:
•
+$5 Billion Assets (Doubled)
• +76 New Locations
• +803 Associates
• +$19.62 In Tangible BVS
• +$1 Billion Market Cap.
At The End Of 2010:
• Total Assets Of $10 Billion
• 2,097 Associates
• Operations In 12 States

IBERIABANK Corporation
•
Longevity And Experience
•
Economically Vibrant Legacy Markets
•
Diversified Markets And Revenues
•
Multiple Growth Engines (Organic And M&A)
•
Disciplined, Yet Opportunistic
•
Exceptional Asset Quality
•
Outsized FDIC Loss Share Protection
•
Tremendous Liquidity And Capital
•
Funded By Stable Core Deposits
•
Balanced From An Interest Rate Risk Position
•
Unique Business Model
•
Favorable Risk/Return Trade-Off
Summary
Summary

Appendix Appendix

Overview
OMNI BANCSHARES, Inc.
OMNI BANCSHARES, Inc.
Markets

Headquartered in Metairie (suburb
of New Orleans)
Bank founded in 1988 in response
to the need for a community-
oriented, community-involved
financial institution
Focused on needs-based selling to
attract, retain and deepen customer
relationships
Chairman & CEO Jim Hudson was
honored by the ABA as the
Community Banker of the Year for
quickly restoring banking operations
following Hurricane Katrina
Financial Highlights
Total Loans:  $525 million
Total Assets:  $735 million
Total Deposits:  $646 million
Total Equity: $31 million plus
$15 million trust preferred
13 branches in 5 New Orleans MSA
parishes and 1 branch in Baton
Rouge
Key MSAs: New Orleans, Baton
Rouge
At December 31, 2010

OMNI
OMNI
-
-
Loan
Loan
&
&
Deposit
Deposit
Portfolios
Portfolios
Loans - $525 Million
Deposits - $646 Million
Balances at December 31, 2010

Non Farm Non-Res
RE
35%
Residential 1-4
Family
27%
Construction
16%
Commercial
8%
Multi Family
6%
Other RE Loans
5%
Consumer
1%
Visa
0%
Other
0%
MMDA
36%
Non-Interest Bearing
22%
CDs < $100M
20%
CDs > $100M
17%
Savings
3%
IRAs
2%

OMNI
OMNI
-
-
Strengthens Our New Orleans Franchise
Strengthens Our New Orleans Franchise
Source: SNL Financial Deposit Data as of June 2010
IBERIABANK Branches
Omni Branches
New Orleans MSA
Rank Company Branches Deposits
Mkt.
Share
1 Capital  One
60 $ 8.6   27%
2
Hancock/
Whitney
59 4.5 18
3 JPMorgan
38 4.2 16
4
Regions
34 2.4 9
5
Pro Forma
IBERIABANK
26 1.3 4
5 First NBC
15 1.1 3
6
Fidelity
Homestead
14 0.8 3
7 Gulf Coast
14 0.7 3
8 IBERIABANK
12 0.7 2
9 Omni Bank
14 0.6 2
10 First Trust
8 0.5 2

OMNI -
OMNI -
New Orleans/Baton Rouge Distribution
New Orleans/Baton Rouge Distribution
Main Office – Metairie
Deposits: $175 million
Kenner Office
Deposits: $46 million
Mandeville Office (Northshore)
Deposits: $30 million
Harvey Office (West Bank)
Deposits: $38 million
Baton Rouge Office
Deposits: $37 million
Gretna Office (West Bank)
Deposits: $59 million

Diligence Scope
OMNI -
OMNI -
Credit Summary
Credit Summary
Total 44 people over 3 weeks; credit
team was 10 people over 1 week
Reviewed approximately half of the
loan portfolio’s outstanding balances
Sampled 36% of OMNI’s $148 million
1-4 family residential loan portfolio
All loans are in-market loans
Primarily small business, retail and
institutional focus
No industry concentrations
Very granular loan portfolio
Credit mark: approximately $51 million (b/t)
Loan Portfolio Comments
Loan Portfolio Composition
(Include unfunded commitments)
Loans $ mm %Total #Notes Avg. ($000)
1-4 Family Residential
$148 26% 950 $156
1-4 Family HELOC
13 2 305 43
1-4 Family Construction
38 7 224 168
Construction/Land
53 9 230 230
CRE-Owner Occupied
122 21 306 398
CRE-Non-Owner Occup.
91 16 156 580
CRE-Multifamily
52 9 77 669
C&I
44 8 525 83
Consumer
7 1 741 10
Other Loans
8 1 100 85
Total Loans
$574 100% 3,114 $184

Merger -Related Costs
OMNI -
OMNI -
Costs And Synergies
Costs And Synergies
Merger Considerations
Approximately $15 million in costs:
Pay all outstanding Change in Control
agreements totaling $3.4 million
$3.4 million in contract terminations
$1.7 million in severance/retention
$1.4 million lease terminations
$1.3 million in property costs
$3.8 million other merger-related costs
Costs incurred primarily between
merger announcement and conversion
Annual Synergies
Approximately $9 million annually:
$4.6 million in compensation/benefits
$1.9 million IT, equipment, outside services
$0.9 million in legal/professional fees
$1.6 million in other cost savings
No corporate or bank board seats
2 employment & 1 consulting agreement
Convert OMNI stock options to IBKC
options (remain out of the money)
No branch divestitures anticipated
Consolidate aggregate 5 offices

OMNI -
OMNI -
Transaction Overview
Transaction Overview
(1) Price collars up 5% (IBKC price greater than $60.53) and down 5% (IBKC price less than $54.77), at which points the stock consideration to OMNI shareholders becomes fixed
(2) Based on IBKC’s closing price of $57.17 per share as of February 18, 2011
(3) Adjusted core deposit premium calculation based on adjusted tangible book value which is equal to stated tangible book value less  the after-tax credit mark on loans at close net of allowances

Consideration: Tax-free, stock -for-stock exchange
Fixed exchange ratio of 0.3313 share of IBKC common stock
for each OMNI share
(1)
Deal Value: $40 million
(2)
plus assume $24 million in trust preferred and
holding company debt
Valuation Multiples: Price / Tangible Book: 1.3x
Core Deposit Premium:  1.8%
Adjusted Core Deposit Premium
(3)
:  6.2%
Due Diligence: Completed comprehensive due diligence
Detailed loan and securities analysis
Required Approvals: OMNI shareholder approval
Customary regulatory approvals
Timing: Expected closing in second quarter of 2011

OMNI -
OMNI -
Financial Assumptions & Impact
Financial Assumptions & Impact
Conservative
Financial
Assumptions
Attractive
Financial
Impact
Credit Mark: $51 million, pre-tax; 9% of total OMNI loans
Including prior NCOs, represents cumulative loss of 11% of
OMNI’s legacy portfolio
Other Marks: Estimated to be immaterial in aggregate
Cost Savings: Cost savings of approximately $9 million, pre-tax annually
Represents approximately 25% of OMNI’s operating
non-interest expenses
Fully achieved by the second half of 2012
Revenue synergies identified, but not included in
estimates
Merger Related Costs: Approximately $15 million, pre-tax
Immediately accretive to net income and EPS, excluding impact of merger-related costs
Slightly dilutive to tangible book value per share
High teens IRR, well in excess of our cost of capital
Strong pro forma capital ratios:
* Pro forma as if acquisition completed at December 31, 2010
IBKC Pro Forma *
Pre-Acquisition Combination
TCE Ratio 10.65% 9.96%
Leverage Ratio 11.24% 10.60%
Tier 1 Risk Based Capital Ratio 18.48% 17.21%
Total Risk Based Capital Ratio 19.74% 18.54%

OMNI -
OMNI -
Transaction Rationale
Transaction Rationale
Compelling
Strategic
Rationale
Financially
Attractive
Low Risk
Lower-risk, in-market acquisition of a Greater New Orleans-based community bank
Attractive, established client base; complements our client base
Nearly doubles our distribution and market share in the New Orleans MSA
Adds 14 branches and approximately $646 million of deposits
Favorable small business and retail client mix
Enhances our ability to compete and capitalize on current market dislocation
Significant combination benefits including identified cost savings and opportunity to utilize our product set
Expected to be immediately accretive to net income and EPS, excluding one-time merger costs
Partial deployment of proceeds from common stock sold in March 2010
Maintains strong pro forma capital ratios
Anticipated high teens internal rate of return
Companies know one another well
Comprehensive due diligence including detailed credit analysis
Similar cultures and strong business fit
Proven track record of well-priced, well-integrated transactions

2010 Net Income: $9.3 million
Total Loans:  $408 million
Total Assets:  $706 million
Total Deposits:  $575 million
Total Equity: $77 million
NPAs/Total Assets: 1.34% (5-
year average of 0.43%)
Overview
Cameron Bancshares, Inc.
Cameron Bancshares, Inc.
Markets
Headquartered in Lake Charles,
Louisiana (Calcasieu Parish)
Bank founded in 1966
Extremely profitable – Average ROA and
ROE of 1.45% and 14.59% over the past
5 years, respectively.
Core funded with cost of funds of 0.83%
(5-year average of 1.26%)
Focus on retail and small business
Sizeable auto lending business (6% of
loans)
Excellent marketing programs
Named “Best Bank” in The Times of
Southwest Louisiana 12 straight years
and “Best Bank” in Lagniappe’s Best of
Lake Charles readers poll 10 straight
years.
CEO Roy M. Raftery, Jr. is 68 years old
22 branches and 48 ATMs in
greater Lake Charles market area
Key MSAs: Lake Charles
Concentrated distribution system
(convenience strategy)
Financial Highlights
At December 31, 2010

MMDA
6%
Now Accounts
27%
Non-Interest Bearing
29%
CDs < $100M
12%
CDs > $100M
16%
Savings
10%
Cameron -
Cameron -
Loan and Deposit Portfolios
Loan and Deposit Portfolios
Loans - $408 Million
Deposits - $575 Million
Balances at December 31, 2010
Non Farm Non-Res
RE
43%
Residential 1-4
Family
20%
Commercial
13%
Consumer
11%
Construction
10%
Multi Family
2%
Other
2%
Visa
0%

Cameron
Cameron
-
-
Strengthens Our Louisiana Franchise
Strengthens Our Louisiana Franchise
Source: SNL Financial Deposit Data as of June 2010
Cameron Branches

Lake Charles MSA
Rank Company Branches Deposits
Mkt.
Share
1 Capital  One
15 $ 834          27%
2 JPMorgan
12 597 19
3
IBERIABANK/
Cameron
19 538 17
4
First Federal
7 349 11
5
Hancock/
Whitney
5 250 8
6 Jeff Davis
8 234 7
7 Business First
1 105 3
8
Louisiana
Community
4 55 2
9 Midsouth
3 55 2
10 Financial Corp.
2 43 1

Cameron -
Cameron -
Greater Lake Charles Distribution
Greater Lake Charles Distribution
Main Office – Lake Charles
Deposits: $163 million
Ryan St. Office
Deposits: $37 million
Westlake Office
Deposits: $25 million
Maplewood Office
Deposits: $39 million
Oak Park Office
Deposits: $25 million
De Quincy Office
Deposits: $23 million
Source: Company reports at December 31, 2010 49

Diligence Scope
Cameron
Cameron
-
-
Credit
Credit
Summary
Summary
Total 50 people over 3 weeks; credit
team was 12 people over 1 week
Reviewed $279 million or over 70% of
the loan portfolio’s outstanding balances
All loans are in-market loans
Primarily small business, retail and
consumer focus
No industry concentrations
Very granular loan portfolio
Credit mark: approximately $25 million
(6% of loans).
Loan Portfolio Comments
Loan Portfolio Composition
Source: Company reports at December 31, 2010
– excludes overdraft loans and loans in process
Loans $ mm %Total #Notes
Avg. Size
($000)
Commercial RE $212 53%        465 $455
RE Other $41 10%        270 $152
Motor Vehicle $26 6%     2,272 $11
Res 1st Mtg Family $36 9%        484 $74
Other RE $28 7%        331 $85
Rec, Notes, Life Ins.,
Bonds, CDs, Svgs
$24 6%        579 $41
Unsecured $11 3%     1,379 $8
Inventory $7 2%          22 $327
Mobile Home $2 0%          72 $22
Boat/Airplane/Travel/
RV/Motor Cycle
$4 1%        300 $13
2nd Mtg. Family
Home
$3 1%          43 $77
Other $10 2%        602 $16
Total Loans
$403     6,819 $59
                          (Include unfunded commitments)

Merger -Related Costs
Cameron -
Cameron -
Costs And Synergies
Costs And Synergies
Merger Considerations
Approximately $11.2 million in costs:
Pay all outstanding Change in Control
agreements totaling $3.1 million
$1.8 million in contract terminations
$1.3 million in severance/retention
$1.0 million in property costs
$4.0 million other merger-related costs
Costs incurred primarily between
merger announcement and conversion
Annual Synergies
Approximately $5.5 million annually:
$3.2 million in compensation/benefits
$1.3 million IT, equipment, outside
services
$1.0 million in other cost savings
No corporate or bank board seats
One employment agreement
No stock options or warrants
No branch divestitures anticipated
Consolidate 2 offices

Cameron
Cameron
-
-
Transaction Overview
Transaction Overview
(1) Price collars up 10% (IBKC price greater than $61.81) and down 10% (IBKC price less than $50.57), at which points the stock consideration to Cameron shareholders becomes fixed
(2) Based on IBKC’s closing price of $55.64 per share as of March 10, 2011
(3) Adjusted core deposit premium calculation based on adjusted tangible book value which is equal to stated tangible book value less the after-tax credit mark on loans at close net of allowances

Consideration: Tax-free, stock-for-stock exchange
Fixed exchange ratio of 3.464 shares of IBKC common stock
for each  Cameron share (1)
Deal Value: $133 million (2)
Valuation Multiples: Price / Tangible Book: 1.7x
Core Deposit Premium:  13.4%
Adjusted Core Deposit Premium (3) :  12.3%
Due Diligence: Completed comprehensive due diligence
Detailed loan and securities analysis
Cleanest credit portfolio reviewed to date
Required Approvals: Cameron shareholder approval
Customary regulatory approvals
Timing: Expected closing in second quarter of 2011

Accretive to EPS, excluding impact of merger-related costs
1% accretive to book value per share.
1% dilutive to tangible book value per share
IRR estimated to be above 20%,
Cameron -
Cameron -
Financial Assumptions & Impact
Financial Assumptions & Impact
Conservative
Financial
Assumptions
Attractive
Financial
Impact
IBKC Pro Forma *
Pre-Acquisition Combination
TCE Ratio 10.65% 10.72%
Leverage Ratio 11.24% 11.25%
Tier 1 Risk Based Capital Ratio 18.48% 18.17%
Total Risk Based Capital Ratio 19.74% 19.43%

Credit Mark: $25 million, pre-tax; 6% of total Cameron loans
Including prior NCOs, represents cumulative loss of 7% of
Cameron’s legacy portfolio
Other Marks: Estimates include approximately $31 million in mark to market adjustments
Cost Savings: Cost savings of approximately $5.5 million, pre-tax annually
Represents approximately 23% of Cameron’s
operating non-interest expenses
Fully achieved by the second half of 2012
Revenue synergies identified, but not included in estimates
Merger Related Costs: Approximately $11 million, pre-tax

Enter Lake Charles market through acquisition of a well regarded and highly performing Lake Charles-based community bank
Attractive, established client base; complements our client base
Adds 22 branches and approximately $575 million of deposits
Favorable small business and retail client mix
Highly profitable institution with significant market share
Opportunity to expand middle-market and private banking markets
Combination benefits including identified cost savings and opportunity to utilize our product set
Expected to be 3% to 5% accretive to EPS, excluding one-time merger costs, assuming synergies fully phased-in
Maintain strong pro forma capital ratios
Internal rate of return estimated to be above 20%
Companies know one another well
Significant experience in the Lake Charles market
Comprehensive due diligence including detailed credit analysis
Similar low risk cultures and strong business fit
Proven track record of well-priced, well-integrated transactions
Successfully completed two simultaneous acquisitions (Pulaski/
Pocahontas and Orion/Century)
Cameron -
Cameron -
Transaction Rationale
Transaction Rationale
Compelling
Strategic
Rationale
Financially
Attractive
Low Risk

Compelling
Strategic
Rationale
Financially
Attractive
Low Risk

Appendix Appendix Other Other 55

MSA Home Price Trends
Appendix
Appendix
•
Our Legacy
Markets Did Not
Experience The
“Boom-And-Bust”
Housing Cycle

NEW ORLEANS-METAIRIE-KENNER  LA MSA
LAFAYETTE  LA MSA
BATON ROUGE  LA MSA
BRADENTON-SARASOTA-VENICE  FL MSA
NAPLES-MARCO ISLAND  FL MSA
BIRMINGHAM-HOOVER  AL MSA
WEST PALM BEACH-BOCA RATON-BOYNTON
LAS VEGAS-PARADISE  NV MSA
ATLANTA-SANDY SPRINGS-MARIETTA  GA
FORT LAUDERDALE-POMPANO-DEERFIELD - FL

MSA Housing Price Declines – Last Year
Appendix
Appendix
Source: Freddie Mac For 4Q10

4Q10
3Q10
2Q10
1Q10
#189 Alexandria
-1.1%
#229 Memphis -1.8%
#161 Lafayette
-
0.7%
#90 Jonesboro +0.3%%
#224 Lake Charles -2.4%
-1.0.%
#331 NW Arkansas -5.0%
#228 Baton Rouge -1.8%
-1.4%
# 81 Monroe +0.5%
#344 Mobile -5.9%
#85 Shreveport +0.4%
Average of MSAs
-
#275 Birmingham -2.7%
#178 Montgomery -0.8%
-
#134 Huntsville
-
0.2%
#111 Houston +0.0%
#348 Tampa -6.3%
#254 W. Palm Beach -2.3%
#25 Fort Myers +1.7%
#356 Bradenton-Sarasota -6.8%
#75 Naples
-
Marco Island +0.62%
#361 Jacksonville -7.8%
-40.0%
-35.0%
-30.0%
-25.0%
-20.0%
-15.0%
-10.0%
-5.0%
0.0%
5.0%
10.0%
15.0%
1.7%
#193 Little Rock -1.2%
#205 New Orleans
#181 Houma

Housing Price Decline Probability – Next 2 Years
Appendix
Appendix
Source: PMI Economic Real Estate Trends: 2Q10  data

Jonesboro, AR 1.7%
Shreveport, LA 7.1%
Little Rock, AR 7.5%
Baton Rouge, LA 40.5%
Lake Charles, LA 45.9%
Lafayette, LA 31.1%
Mobile, AL 31.4%
New Orleans, LA 34.2%
Alexandria, LA 34.6%
Montgomery, AL 13.1%
Monroe, LA 17.6%
Birmingham, AL 21.9%
Huntsville, AL 22.3%
Memphis, TN 27.7%
NW Arkansas, 29.6%
W. Palm Beach, FL 99.5%
Jacksonville, FL 99.6%
Tampa, FL 99.7%
Bradenton, FL 99.8%
Cape Coral, FL 99.9%
Naples, FL 99.9%
Houston, TX 56.9%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2Q10
1Q10
4Q09
3Q09

By Entity: 12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 3/31/11**
Consolidated (Ex-FDIC Covered Assets)
     30+ days past due 0.72% 0.73% 0.77% 0.52% 0.33% 0.35%
     Non-accrual 0.97% 1.31% 1.13% 0.96% 1.11% 1.30%
     Total Past Due 1.69% 2.04% 1.90% 1.48% 1.44% 1.65%
CapitalSouth Only
     30+ days past due 5.69% 7.54% 7.83% 7.94% 7.10% 7.85%
     Non-accrual 22.25% 25.23% 23.87% 23.38% 21.12% 21.47%
     Total Past Due 27.94% 32.77% 31.70% 31.32% 28.22% 29.32%
Orion Only
     30+ days past due 8.72% 4.64% 8.51% 3.59% 6.11% 4.24%
     Non-accrual 30.37% 36.63% 34.06% 36.26% 34.52% 36.07%
     Total Past Due 39.09% 41.27% 42.57% 39.85% 40.63% 40.31%
Century Only
     30+ days past due 6.03% 7.04% 7.58% 3.53% 5.44% 5.18%
     Non-accrual 30.67% 35.90% 38.31% 40.57% 41.39% 42.15%
     Total Past Due 36.70% 42.94% 45.89% 44.10% 46.83% 47.33%
Sterling Only
     30+ days past due 7.31% 10.68% 12.17%
     Non-accrual 20.08% 26.68% 28.59%
     Total Past Due 27.39% 37.36% 40.76%
Consolidated With FDIC Covered Assets
     30+ days past due 3.60% 3.09% 3.48% 1.98% 2.44% 2.04%
     Non-accrual 12.70% 14.23% 13.01% 12.95% 12.10% 11.89%
     Total Past Due 16.30% 17.32% 16.49% 14.93% 14.54% 13.93%
Loans Past Due
Loans Past Due 30 Days Or More And Nonaccruing Loans As % Of Loans Outstanding
Past Due Summary
Appendix
Appendix

Consumer
Portfolio
Past Dues
Appendix
Appendix
21

Generally Good
And Stable
Asset Quality
Across
Consumer
Products
3/31/10 6/30/10 9/30/10 12/31/10 3/31/11
Home Equity Lines of Credit
30 to 59 Days Past Due 0.86% 0.47% 0.24% 0.21% 0.21%
60 to 89 Days Past Due 0.14% 0.05% 0.03% 0.28% 0.01%
Over 90 Days Past Due 0.14% 0.29% 0.15% 0.00% 0.00%
Total 30+ Days Past Due 1.14% 0.80% 0.42% 0.49% 0.22%
Net Charge-Offs 0.47% 0.58% 0.87% 1.28% 0.90%
Home Equity Term Loans
30 to 59 Days Past Due 1.08% 0.45% 0.28% 0.57% 0.29%
60 to 89 Days Past Due 0.18% 0.24% 0.16% 0.17% 0.01%
Over 90 Days Past Due 0.19% 0.13% 0.31% 0.00% 0.00%
Total 30+ Days Past Due 1.45% 0.82% 0.75% 0.75% 0.31%
Net Charge-Offs 0.46% 0.93% 0.21% 0.65% 0.82%
Indirect Loans
30 to 59 Days Past Due 0.49% 0.30% 0.34% 0.40% 0.34%
60 to 89 Days Past Due 0.07% 0.08% 0.09% 0.07% 0.02%
Over 90 Days Past Due 0.07% 0.03% 0.03% 0.00% 0.00%
Non Accrual 0.40% 0.39% 0.35% 0.42% 0.40%
Total 30+ Days Past Due 1.04% 0.80% 0.81% 0.89% 0.76%
Net Charge-Offs 0.31% 0.39% 0.13% 0.39% 0.17%
Credit Card Loans
30 to 59 Days Past Due 0.37% 0.37% 0.35% 0.34% 0.26%
60 to 89 Days Past Due 0.48% 0.21% 0.21% 0.22% 0.32%
Over 90 Days Past Due 0.00% 0.00% 0.00% 0.00% 0.00%
Non Accrual 0.88% 0.90% 0.86% 0.88% 1.02%
Total 30+ Days Past Due 1.73% 1.47% 1.41% 1.44% 1.60%
Net Charge-Offs 3.03% 3.03% 2.16% 1.98% 1.76%
Other Consumer Loans
30 to 59 Days Past Due 0.58% 0.42% 0.48% 0.36% 0.26%
60 to 89 Days Past Due 0.25% 0.21% 0.10% 0.10% 0.09%
Over 90 Days Past Due 0.45% 0.10% 0.04% 0.00% 0.00%
Total 30+ Days Past Due 1.28% 0.73% 0.62% 0.46% 0.35%
Net Charge-Offs 2.57% 1.45% 2.11% 1.86% 0.74%
Total Consumer Loans
Total 30+ Days Past Due 1.11% 0.68% 0.57% 0.58% 0.31%
Net Charge-Offs 0.71% 0.84% 0.60% 0.90% 0.71%
Loans Past Due As A % of Product Loans
Consumer Loan Portfolio - Quarterly Credit Statistics

Commercial Real Estate
Appendix
Appendix
Note: Includes Construction And Land
Development Loans, But Excludes FDIC
Covered Assets.

Mar 2010 Jun 2010 Sep 2010 Dec 2010 Mar 2011
Non-Owner Occupied
Current 876.3 $          866.3 $          910.5 $          895.0 $          916.1 $
Past Due 11.2               15.8               1.5                2.5                6.8
Nonaccrual 26.2               21.7               18.4               22.7               31.9
Total 913.7 $          903.8 $          930.5 $          920.2 $          954.8 $
   % Nonaccrual 2.87% 2.40% 1.98% 2.46% 3.34%
Owner Occupied
Current 624.1 $          646.6 $          605.2 $          632.6 $          691.2 $
Past Due 1.4                2.5                7.3                1.7                0.8
Nonaccrual 10.0               8.1                5.0                5.6                5.9
Total 635.5 $          657.2 $          617.5 $          639.9 $          697.9 $
   % Nonaccrual 1.57% 1.23% 0.81% 0.88% 0.84%
Total CRE 1,549.2 $       1,561.0 $       1,548.0 $       1,560.1 $       1,652.7 $
   % Nonaccrual 2.33% 1.91% 1.52% 1.81% 2.29%
Non-Owner Occup/RBC
76% 74% 78% 76% 100%

Repricing Schedule
Appendix
Appendix
Source: Bancware  March 31, 2011

2Q11 3Q11 4Q11 1Q12 2Q12
Cash Equivalents 202.5 $              - $       - $       - $       - $
0.57% 0.00% 0.00% 0.00% 0.00%
Investments 113.6 $              110.2 $    121.3 $    79.5 $     88.8 $
4.06% 4.14% 3.26% 4.01% 3.69%
Loans 3,408.9 $           326.6 $    257.2 $    231.1 $    195.3 $
3.52% 5.21% 5.63% 5.75% 5.88%
Time Deposits 657.0 $              521.2 $    438.7 $    317.0 $    212.3 $
1.42% 1.40% 1.76% 1.93% 2.35%
Borrowed Funds 329.4 $              4.6 $       1.7 $       13.1 $     5.6 $
1.26% 3.64% 3.57% 3.28% 1.85%

Energy Price Trends
Appendix
Appendix
$4.23
$107.12
$-
$20.00
$40.00
$60.00
$80.00
$100.00
$120.00
$140.00
$160.00
$-
$2.00
$4.00
$6.00
$8.00
$10.00
$12.00
$14.00
$16.00
Natural Gas
Crude Oil
Natural Gas Average = $4.04
Crude Oil Average = $39.18
Source: Bloomberg
Natural Gas (Left Scale)
Crude Oil (Right Scale)

Appendix
Appendix
•
In 1Q11 Closed
$289mm (-44%
Vs. 4Q10)
•
In 1Q11 Sold
$319mm (-47%
Vs. 4Q10)
•
1Q11 Vs. 4Q10:
45% Decrease In
Mtg. Revenues
•
1Q11 Vs. 1Q10:
21% Increase In
Mtg. Revenues
•
$122mm Locked
Pipeline 4/22/11
Mortgage Quarterly Revenues

$ -
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
$8.0
$9.0
$10.0
$11.0
$12.0
$13.0
$14.0
$15.0
$16.0
$17.0
2003 2004 2005 2006 2007 2008 2009 2010 2011
Mortgage Gains On Sale Of Loans
1st Qtr
2nd Qtr
** Assumes Pulaski's acquisition of IBERIANBANK Mortgage beginning in February 2007
3rd Qtr
4th Qtr

Appendix
Appendix
Title Insurance Quarterly Revenues

•
Title &
Mortgage
Footprints Don’t
Necessarily
Overlap
•
1Q11: $3.8mm
In Revenues (-
19% Vs. 4Q10)
•
New CEO For
Title Business
On 10/25/10
$-
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
$4.5
$5.0
$5.5
$6.0
$6.5
2003 2004 2005 2006 2007 2008 2009 2010 2011
Title Insurance Revenues
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
*
Includes United Title in April 2007
**
Includes American Abstract in March 2008

66 FDIC Loss Share FDIC Loss Share Performance Performance

FDIC Loss Share Performance
FDIC Loss Share Performance
Covered Portfolio Performance
67 ($ in thousands)
1
Excludes non-reimbursable expenses and accrued interest, which totaled $13.8mm life-to-date at March 31, 2011.
Original
Estimated
Losses
Additional
Impairment
Losses to
Date
1
Estimated
Remaining
Losses @
03/31/11
Projected
Total Losses
FDIC
Threshold
Projected
Credit
Improvement
Projected
Credit
Improvement
excl.
Additional
Impairment
CapitalSouth 113,500 $    20,584 $      47,254 $      33,585 $      80,839 $      135,000 $    32,661 $       53,245 $
Acquired 8/21/2009
Orion Bank 862,681 $    38,728 $      401,830 $    195,112 $    596,942 $    550,000 $    265,739 $      304,467 $
Acquired 11/13/09
Century Bank 296,809 $    33,396 $      131,279 $    154,134 $    285,413 $    285,000 $    11,396 $       44,792 $
Acquired 11/13/09
Sterling Bank 84,305 $      - $           13,828 $      70,477 $      84,305 $      52,000 $      - $             -
Acquired 7/23/10
Total 1,357,295 $ 92,708 $      594,191 $    453,308 $    1,047,499 $ 309,796 $      402,504 $

FDIC Loss Share Performance
FDIC Loss Share Performance
Covered Portfolio Performance
68 ($ in thousands)
Impairment Change
Additional
Impairment
Loan
Recapture
Loan
Impairment
Total Loan
Impairment
ORE
Impairment Other
1
Additional
Impairment
12/31/2010 Q1 2011 Q1 2011 Q1 2011 Q1 2011 3/31/2011
CapitalSouth 11,099 $     (1,741) $      8,909 $       7,169 $       75 $           2,242 $       20,584 $
Acquired 8/21/2009
Orion Bank 35,273 $     (6,317) $      3,916 $       (2,401) $      803 $         5,054 $       38,728 $
Acquired 11/13/09
Century Bank 27,256 $     (2,800) $      4,470 $       1,670 $       1,172 $       3,299 $       33,396 $
Acquired 11/13/09
Sterling Bank - $          - $          - $          - $          - $          - $          - $
Acquired 7/23/10
Total 73,627 $     (10,858) $    17,296 $     6,438 $       2,049 $       10,594 $     92,708 $
Net Loans 1,519,556 $
Notes: % of Net Loans 6.1%
1
Represents ORE impairments prior to 12/31/2010
Gross Loans 2,128,894 $
% of Gross Loans 4.4%

FDIC Loss Share Performance
FDIC Loss Share Performance
Covered Loan Portfolio Rollforward

($ in thousands)
Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield
Covered Loans 1,571,248 36,709 9.199% 1,466,627 39,453 10.592% 1,545,551 54,118 14.049%
Mortgage Loans 289,197 7,479 10.345% 247,827 6,159 9.941% 253,360 6,865 10.839%
Indirect Automobile - - 0.000% - - 0.000% - - 0.000%
Credit Card 1,204 25 8.374% 1,154 20 6.934% 1,083 19 7.091%
Consumer 190,836 2,893 6.015% 213,082 3,225 6.005% 196,378 3,926 8.107%
Line Of Credit-Consumer Loans 84,514 1,623 7.618% 79,958 4,582 22.733% 79,580 7,391 37.664%
Commercial & Business Banking 1,004,908 24,688 9.636% 924,098 25,467 10.792% 1,015,204 35,917 14.155%
Loans in Process 589 - 0.000% 508 - 0.000% (54) - 0.000%
Overdrafts 1 - 0.000% 0 - 0.000% 0 - 0.000%
FDIC Loss Share Receivable 865,810 (5,025) -2.271% 899,558 (8,619) -3.749% 708,809 (21,913) -12.366%
Net Covered Loan Portfolio 2,437,058 31,684 5.133% 2,366,185 30,834 5.143% 2,254,360 32,205 5.744%
Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield
Covered Loans 1,571,248 36,709 9.199% 1,466,627 39,453 10.592% 1,545,551 54,118 14.049%
CapitalSouth Bank 273,100 5,268 7.634% 250,865 8,355 13.171% 251,762 10,188 16.262%
Orion Bank 817,253 20,627 9.881% 742,289 24,721 13.046% 823,081 32,651 16.025%
Century Bank 366,169 8,860 9.580% 332,360 3,878 4.610% 339,135 9,156 10.795%
Sterling Bank 114,725 1,953 5.860% 141,113 2,499 6.770% 131,574 2,123 6.472%
FDIC Loss Share Receivable 865,810 (5,025) -2.271% 899,558 (8,619) -3.749% 708,809 (21,913) -12.366%
CapitalSouth Bank 77,103 (954) -4.840% 79,553 (2,600) -12.788% 58,914 (1,877) -12.744%
Orion Bank 551,435 (4,562) -3.237% 555,610 (5,568) -3.921% 418,948 (18,861) -18.009%
Century Bank 186,425 349 0.732% 197,355 (593) -1.177% 163,829 (1,385) -3.383%
Sterling Bank 50,847 141 1.089% 67,040 142 0.830% 67,119 210 1.253%
Net Covered Loan Portfolio 2,437,058 31,684 5.133% 2,366,185 30,834 5.143% 2,254,360 32,205 5.744%
CapitalSouth Bank 350,204 4,314 4.887% 330,418 5,756 6.921% 310,676 8,311 10.762%
Orion Bank 1,368,688 16,066 4.596% 1,297,899 19,153 5.783% 1,242,029 13,790 4.546%
Century Bank 552,594 9,209 6.595% 529,715 3,285 2.457% 502,963 7,770 6.177%
Sterling Bank 165,573 2,095 4.393% 208,153 2,641 4.854% 198,692 2,333 4.709%
3Q2010 4Q2010 1Q2011
3Q2010 4Q2010 1Q2011